Exhibit 1.1
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                               RAYOVAC CORPORATION
                            (a Wisconsin corporation)


                        5,360,000 Shares of Common Stock


                                     FORM OF
                             U.S. PURCHASE AGREEMENT
                             -----------------------










Dated:  November    , 1997


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                               Table of Contents

                                                                            Page
                                                                            ----

U.S. PURCHASE AGREEMENT                                                       1


   SECTION 1. Representations and Warranties                                  4
       (a) Representations and Warranties by the Company                      4
           (i) Compliance with Registration Requirements                      4
           (ii) Independent Accountants                                       5
           (iii) Financial Statements                                         5
           (iv) No Material Adverse Change in Business                        6
            (v) Good Standing of the Company                                  7
           (vi) Good Standing of Subsidiaries                                 7
          (vii) Capitalization                                                7
         (viii) Authorization of Agreement                                    7
           (ix) Authorization and Description of Securities                   7
            (x) Absence of Defaults and Conflicts                             7
           (xi) Absence of Labor Dispute                                      8
          (xii) Absence of Proceedings                                        8
         (xiii) Accuracy of Exhibits                                          9
          (xiv) Possession of Intellectual Property                           9
           (xv) Absence of Further Requirements                               9
          (xvi) Possession of Licenses and Permits                           10

                                        i

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         (xvii) Title to Property                                            10
        (xviii) Investment Company Act                                       10
          (xix) Environmental Laws                                           11
           (xx) Registration Rights                                          11
          (xxi) Stabilization or Manipulation                                11
         (xxii) Accounting Controls                                          11
        (xxiii) Tax Returns                                                  12
         (xxiv) No Association with NASD                                     12
       (b) Representations and Warranties by the Selling Shareholders        12
            (i) Accurate Disclosure                                          12
           (ii) Authorization of Agreements                                  13
          (iii) Valid Title                                                  13
           (iv) Due Execution of Power of Attorney and Custody Agreement     14
            (v) Absence of Manipulation                                      14
           (vi) Absence of Further Requirements                              14
          (vii) Certificates Suitable for Transfer                           14
         (viii) Irrevocable Obligations                                      15
           (ix) No Association with NASD                                     15
            (x) Power and Authority                                          15
       (c) Officer's Certificates                                            16

SECTION 2. Sale and Delivery to U.S. Underwriters; Closing                   16
       (a) Initial Securities                                                16
       (b) Option Securities                                                 16
       (c) Payment                                                           17
       (d) Denominations; Registration                                       17
       (e) Appointment of Qualified Independent Underwriter                  17

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SECTION 3. Covenants of the Company                                          18
       (a) Compliance with Securities Regulations and Commission Requests    18
       (b) Filing of Amendments                                              18
       (c) Delivery of Registration Statements                               18
       (d) Delivery of Prospectuses                                          19
       (e) Continued Compliance with Securities Laws                         19
       (f) Blue Sky Qualifications                                           19
       (g) Rule 158                                                          20
       (h) Use of Proceeds                                                   20
       (i) Listing                                                           20
       (j) Restriction on Sale of Securities                                 20
       (k) Reporting Requirements                                            21
       (l) Compliance with NASD Rules                                        21

SECTION 4. Payment of Expenses                                               21
       (a) Expenses                                                          21
       (b) Expenses of the Selling Shareholders                              22
       (c) Termination of Agreement                                          22
       (d) Allocation of Expenses                                            22


                                      iii

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SECTION 5. Conditions of U.S. Underwriters' Obligations                      22
       (a) Effectiveness of Registration Statement                           22
       (b) Opinion of Counsel for Company and the Selling Shareholders       22
       (c) Opinion of Counsel for U.S. Underwriters                          23
       (d) Officers' Certificate                                             23
       (e) Selling Shareholders' Certificate                                 23
       (f) Accountant's Comfort Letters                                      24
       (g) Bring-down Comfort Letters                                        24
       (h) Approval of Listing                                               24
       (i) No Objection                                                      24
       (j) Lock-up Agreement                                                 24
       (k) Purchase of Initial International Securities                      24
       (l) Custody Agreement                                                 24
       (m) Conditions to Purchase of U.S. Option Securities                  25
       (n) Additional Documents                                              26
       (o) Termination of Agreement                                          26

SECTION 6. Indemnification                                                   26
       (a) Indemnification of U.S. Underwriters by the Company               26
       (b) Indemnification of U.S. Underwriters by the Selling Shareholders  28
       (c) Indemnification of Company, Directors and Officers and
           Selling Shareholders                                              30
       (d) Actions against Parties; Notification                             30
       (e) Settlement without Consent if Failure to Reimburse                31
       (f) Indemnification for Reserved Securities                           32
       (g) Indemnification for Direct Shares                                 32
       (h) Other Agreements with Respect to Indemnification                  32

                                             iv

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 SECTION 7. Contribution                                                     32

 SECTION 8. Representations, Warranties and Agreements to Survive Delivery   34

 SECTION 9. Termination of Agreement                                         34
        (a) Termination; General                                             34
        (b) Liabilities                                                      34

SECTION 10. Default by One or More of the U.S. Underwriters                  35

SECTION 11. Notices                                                          35

SECTION 12. Parties                                                          36

SECTION 13. Governing Law and Time                                           36

SECTION 14. Effect of Headings                                               36

SECTION 15. Counterparts                                                     36

SCHEDULES
     SCHEDULE A LIST OF UNDERWRITERS
     SCHEDULE B LIST OF SELLING SHAREHOLDERS
     SCHEDULE C PRICING INFORMATION
     SCHEDULE D LIST OF PERSONS SUBJECT TO LOCK-UP

     EXHIBIT A-1 FORM OF OPINION OF COMPANY'S GENERAL COUNSEL EXHIBIT A-2 FORM OF OPINION OF COMPANY'S COUNSEL
     EXHIBIT A-3 FORM OF OPINION OF SELLING SHAREHOLDERS' COUNSEL
     EXHIBIT B   FORM OF LOCK-UP LETTER
     EXHIBIT C-1 FORM OF COMFORT LETTER OF KPMG PEAT MARWICK LLP EXHIBIT C-2 FORM OF COMFORT LETTER OF COOPERS & LYBRAND LLP

                                        v

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                               RAYOVAC CORPORATION

                            (a Wisconsin corporation)

                        5,360,000 Shares of Common Stock

                           (Par Value $0.01 Per Share)

                             U.S. PURCHASE AGREEMENT

November __, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
  as U.S. Representatives of the several U.S. Underwriters
c/o  Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     Rayovac Corporation, a Wisconsin corporation (the "Company"), and the persons listed on Schedule B hereto (the "Selling Shareholders") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other U.S. Underwriters named in Schedule A hereto (collectively, the "U.S. Underwriters," which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch, Bear, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc. are acting as representatives (in such capacity, the "U.S. Representatives"), with respect to
(i) the issue and sale by the Company and the purchase by the U.S. Underwriters, acting severally and not jointly, of the number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") set forth in Schedule A hereto and (ii) the grant by the Selling Shareholders, acting severally and not jointly, to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of

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804,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 5,360,000 shares of Common Stock (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters, and all or any part of the 804,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "U.S. Option Securities"), are hereinafter called, collectively, the "U.S. Securities."

     It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement") providing for the offering by the Company of an aggregate of 1,340,000 shares of Common Stock (the "Initial International Securities") through arrangements with certain underwriters outside the United States and Canada (the "International Managers") for which Merrill Lynch International, Bear, Stearns International Limited, Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc. are acting as lead managers (the "Lead Managers") and the grant by the Selling Shareholders, acting severally and not jointly, to the International Managers, acting severally and not jointly, of an option to purchase all or any part of the International Managers' pro rata portion of up to 201,000 additional shares of Common Stock solely to cover overallotments, if any (the "International Option Securities" and, together with the U.S. Option Securities, the "Option Securities"). The Initial International Securities and the International Option Securities are hereinafter called the "International Securities." It is understood that the Company is not obligated to sell and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the International Managers.

     The U.S. Underwriters and the International Managers are hereinafter collectively called the "Underwriters," the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities," and the U.S. Securities and the International Securities are hereinafter collectively called the "Securities."

     The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

     The Company and the Selling Shareholders understand that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the U.S. Representatives deem advisable after this Agreement has been executed and delivered.

     The Company and the U.S. Underwriters agree that up to 530,000 shares of Common Stock to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having relationships with the Company as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved

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Securities are not orally confirmed for purchase by such eligible employees and persons having relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby. In addition, the Company is concurrently offering up to 270,000 shares of Common Stock (the "Direct Shares") directly to certain employee participants in the Company's Profit Sharing and Savings Plan pursuant to a separate prospectus included in the Registration Statement (as defined below).

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-35181), as amended by Amendment No. 1 thereto, covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "Form of U.S. Prospectus") and one relating to the International Securities (the "Form of International Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph
(b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of U.S. Prospectus and Form of International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of U.S. Prospectus and the final Form of International Prospectus in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. Prospectus" and the "International Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated October 31, 1997 and the preliminary International Prospectus dated October 31, 1997, respectively, each

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together with the applicable Term Sheet, and all references in this
Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to each U.S. Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each U.S. Underwriter, as follows:

          (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectuses, any preliminary prospectuses and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses and such preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither of the Prospectuses nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include, at the aforesaid times, an untrue statement of a material fact or omitted or will omit, at the aforesaid times, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used,

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     the Company will comply with the requirements of Rule 434 and the
     Prospectuses shall not be "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the U.S. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the U.S. Representative(s) expressly for use in the Registration Statement or the U.S. Prospectus or by any International Manager through the Lead Managers expressly for use in the Registration Statement or the International Prospectus.

          Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) Financial Statements. The historical financial statements included in the Registration Statement and the Prospectuses, together with the related schedule and notes, present fairly the financial position of the Company and its consolidated Subsidiaries (as defined below) at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial data and the related notes thereto included in the Registration Statement and the Prospectuses present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

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

          (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Wisconsin and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vi) Good Standing of Subsidiaries. Each subsidiary of the Company (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable in jurisdictions where such legal concepts are recognized and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except as set forth in the Registration Statement and except for any director or member qualifying shares); none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement and, except for Rayovac Europe Limited (which represents less than 15% of the assets, liabilities and earnings of the Company), the Company has no "significant subsidiaries" as defined in Section 1-02 of Regulation S-X.

          (vii) Capitalization. After giving effect to the amendment and restatement of the Amended and Restated Articles of Incorporation of the Company to be effective prior to the Closing Time, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses). The shares of issued and outstanding capital stock of the Company have been and at the Closing Time, including the U.S. Option Securities to be purchased by the U.S. Underwriters from the Selling Shareholders, will have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was or as of the Closing Time, including the U.S. Option Securities to be purchased by the U.S. Underwriters from the Selling Shareholders, will have been or was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (viii) Authorization of Agreement. This Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company.

          (ix) Authorization and Description of Securities. The Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the U.S. Underwriters pursuant to this Agreement and the International Managers pursuant to the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth herein and the International Purchase Agreement, respectively, will be validly issued, fully paid and non-assessable; the Direct Shares to be offered and sold separately by the Company have been duly authorized by the Company and when issued and delivered by the Company against payment therefor will be validly issued, fully paid and non-assessable; the Common Stock conforms to the descriptions thereof contained under "Description of Capital Stock" in the Prospectuses and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (x) Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition

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

     contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities (and the Direct Shares) and the use of the proceeds from the sale of the Securities (and Direct Shares) as described in the Prospectuses under the caption "Use of Proceeds") and the compliance by the Company with its obligations under this Agreement and the International Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments which would reasonably be expected, either singly or in the aggregate to result in a Material Adverse Effect, nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations, including specifically but without limitation with respect to the Direct Shares any violation of the Employee Retirement Income Security Act, which would reasonably be expected, either singly or in the aggregate to result in a Material Adverse Effect; nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

          (xi) Absence of Labor Dispute. Except as described in the Registration Statement with respect to the renegotiation of collective bargaining agreements, no labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers, dealers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the

     Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the International Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business of the Company and its Subsidiaries would not reasonably be expected to result in a Material Adverse Effect.

          (xiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits thereto which have not been so described and filed as required.

          (xiv) Possession of Intellectual Property. Except as described in the Registration Statement, the Company and its Subsidiaries own or possess the right to utilize, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xv) Absence of Further Requirements. No filing with, or authoriza-tion, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement and the International Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws or the rules or regulations of the NASD and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

          (xvi) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where the failure to possess the same would not, singly or in the aggregate have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xvii) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries or (c) would not reasonably be expected to result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease which would reasonably be expected to result in a Material Adverse Effect.

          (xviii) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xix) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, licenses, authorizations and approvals currently required for their respective businesses and for the businesses contemplated to be conducted upon consummation of the offering of the Securities under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events, facts or circumstances that might reasonably be expected to form the basis of any liability or obligation of the Company or any of its Subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to any Hazardous Materials or any Environmental Laws.

          (xx) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement under the 1933 Act. Except as described in the Registration Statement, there are no persons with registration rights or other similar rights to have any securities registered by the Company under the 1933 Act.

          (xxi) Stabilization or Manipulation. Neither the Company nor any of its officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities.

          (xxii) Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxiii) Tax Returns. The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law or have duly requested extensions thereof, except insofar as the failure to file such returns or request such extensions would not reasonably be expected to result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes or assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided or where the failure to pay would not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability of the Company and each Subsidiary for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect.

          (xxiv) No Association with NASD. Neither the Company nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(q) of the By-laws of the National Association of Securities Dealers, Inc.), of any member firm of the National Association of Securities Dealers, Inc., other than as described on an appendix to the Selling Shareholders' Power of Attorney and Custody Agreement (as defined herein).

     (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to each U.S. Underwriter as of each Date of Delivery, and agrees with each U.S. Underwriter, as follows:

          (i) Accurate Disclosure. (A) The information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement and any amendments or supplements thereto does not contain an untrue statement of a material fact with respect to such Selling Shareholder or omit to state a material fact with respect to such Selling Shareholder required to be stated therein or necessary to make the statements regarding the Selling Shareholder therein not misleading and (B) the information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Prospectus does not include an untrue statement of a material fact with respect to such Selling Shareholder or omit to state a material fact with respect to such Selling Shareholder necessary in order to make the statements regarding the Selling Shareholder therein, in the light of the circumstances under which they were made, not misleading.

          (ii) Authorization of Agreements. Such Selling Shareholder has the full right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") with [Firstar Bank], as custodian (the "Custodian"), and the attorneys-in-fact named therein (each an "Attorney-in-Fact"), and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of such Selling Shareholder (a "Selling Shareholder Material Adverse Effect"), whether or not arising in the ordinary course of business), nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties which would reasonably be expected, either singly or in the aggregate to result in a Selling Shareholder Material Adverse Effect.

          (iii) Valid Title. Such Selling Shareholder has on the date hereof and will at the Closing Time and on the Date of Delivery have good and valid title to the U.S. Option Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such U.S. Option Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim as such term is used in the Uniform Commercial Code, each of the Underwriters will receive valid title to the U.S. Option Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

          (iv) Due Execution of Power of Attorney and Custody Agreement. Each such Selling Shareholder has duly executed and delivered a Power of Attorney and Custody Agreement; the Custodian is authorized by each such Selling Shareholder to deliver the U.S. Option Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and each Attorney-in-Fact named in the Power of Attorney and Custody Agreement executed by such Selling Shareholder is authorized by such Selling Shareholder to execute and deliver this Agreement and the certificate referred to in Section 5(e) of this Agreement or that may be required pursuant to Sections 5(m) or 5(n) of this Agreement on behalf of such Selling Shareholder, to sell, assign and transfer to the U.S. Underwriters the U.S. Option Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the U.S. Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

          (v) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each such Selling Shareholder of their obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the U.S. Option Securities being sold by each such Selling Shareholder hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities laws or under the rules of the National Association of Securities Dealers, Inc.

          (vii) Certificates Suitable for Transfer. Certificates for all of the U.S. Option Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such U.S. Option Securities to the U.S. Underwriters pursuant to this Agreement.

          (viii) Irrevocable Obligations. The U.S. Option Securities represented by the Certificates held in custody for such holder under the Custody Agreement are subject to the interests of the U.S. Underwriters hereunder; the arrangements made by such holder for such custody, and the appointment by such holder of the Attorneys-in-fact by the Power of Attorney, are to that extent irrevocable; the obligations of such holder hereunder shall not be terminated, except as provided in the Agreement or in the Power of Attorney, by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such trust estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event, if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or any such partnership or corporation should be dissolved, or if any other event should occur, before the delivery of the U.S. Option Securities hereunder, certificates representing the U.S. Option Securities shall be delivered by or on behalf of such holder in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorney-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, Attorney-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

          (ix) No Association with NASD. Neither such Selling Shareholder nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(q) of the By-laws of the National Association of Securities Dealers, Inc.), of, any member firm of the National Association of Securities Dealers, Inc., other than as described on an appendix to the Power of Attorney and Custody Agreement to which such Selling Shareholder is a party.


          (x) Power and Authority. If such Selling Shareholder is a corporation, partnership or trust, such Selling Shareholder has been duly organized or incorporated and is validly existing as a corporation or partnership or limited partnership in good standing under the laws of its jurisdiction of incorporation or organization, if applicable, and has the power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of each the Selling Shareholders, whether or not arising in the ordinary course of business, or materially impair its ability to consummate the transactions contemplated hereby.

     (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Global Coordinator, the U.S. Representatives or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Shareholder as such and delivered to the U.S. Representatives or to counsel for the U.S. Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder, as the case may be, to the U.S. Underwriters as to the matters covered thereby.


     SECTION 2. Sale and Delivery to U.S. Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each U.S. Underwriter, severally and not jointly, to the extent indicated on Schedule A hereto, and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule C, the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter, plus any additional number of Initial U.S. Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders, severally and not jointly, hereby grant an option to the U.S. Underwriters, severally and not jointly, to purchase up to an additional 804,000 shares of Common Stock to the extent indicated on Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the Global Coordinator to the Selling Shareholders setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery for the U.S. Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, 1 New York Plaza, New York, New York 10004, or at such other place as shall be agreed upon by the Global Coordinator and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the U.S. Option Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Selling Shareholders or the Attorneys-in-Fact on behalf of the Selling Shareholders, on each Date of Delivery as specified in the notice from the Global Coordinator to the Selling Shareholders.

     Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to a bank account designated by the Company and the Custodian pursuant to the Selling Shareholders' Power of Attorney and Custody Agreement, as the case may be, against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of certificates for the U.S. Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     (e) Appointment of Qualified Independent Underwriter. The Company hereby confirms its engagement of Smith Barney Inc. as, and Smith Barney Inc. hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the U.S. Securities. Smith Barney Inc., solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "Independent Underwriter."

     SECTION 3. Covenants of the Company. The Company covenants with each U.S. Underwriter as follows: (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give the Global Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the U.S. Underwriters shall reasonably object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the U.S. Representatives and counsel for the U.S. Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the U.S. Representatives, without charge, a conformed copy of the Registration

     Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Company has delivered or will deliver to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the International Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the U.S. Underwriters such number of copies of such amendment or supplement as the U.S. Underwriters may reasonably request.

          (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b)

     Registration Statement; provided, however, that neither the Company nor any of the Selling Shareholders shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.


          (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

          (i) Listing. The Company will use its best efforts to effect the listing of the Common Stock (including the Securities) on the New York Stock Exchange.

          (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise except pursuant to Common Stock issued in connection with (y) the Company's stock option plans existing at the Closing Time or (z) acquisitions by the Company; provided that, in the case of clause (z), it shall be a condition to such stock issuance that the third party receiving such shares executes a lock-up agreement on substantially the same terms as described above for a period expiring 180 days from the date of the Prospectus and there shall be no further transfer of such shares except in accordance with the provisions of such lock-up agreement. The foregoing sentence shall not apply to the Securities to be sold hereunder or under the International Purchase Agreement.

          (k) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

          (l) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities and Direct Shares will be restricted as required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three or five months, as the case may be, following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities or Direct Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

     SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities by the Company to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the blue sky survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (xi) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved

Securities and Direct Shares which are designated by the Company for sale to eligible employees and other persons having relationships with the Company and
(xii) the fees and expenses of the Independent Underwriter.

          (b) Expenses of the Selling Shareholders. The Company will pay all expenses incident to the performance of the Selling Shareholders' obligations under, and the consummation of the transactions contemplated by, this Agreement (other than any underwriting discount), including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the U.S. Option Securities by the Selling Shareholders to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters and (ii) the fees and disbursements of the Selling Shareholders' counsel and accountants.

          (c) Termination of Agreement. If this Agreement is terminated by the U.S. Representatives in accordance with the provisions of Section 5 or Sections 9(a)(i) or (ii) hereof, the Company shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters.

          (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

     SECTION 5. Conditions of U.S. Underwriters' Obligations. The obligations of the several U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company or on behalf of the Selling Shareholders delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the U.S. Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Opinion of Counsel for Company and the Selling Shareholders. At Closing Time, the U.S. Representatives shall have received the favorable opinions, dated as of Closing Time, of (i) Dewitt Ross & Stevens, s.c., counsel to the Company, relating to certain matters of Wisconsin law and
     (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in each case in form and substance reasonably satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibits A-1 and A-2, respectively, hereto.

          (c) Opinion of Counsel for U.S. Underwriters. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters with respect to the matters set forth in clauses (i), (ii), (v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by laws of the Company), (viii), (x), (xi), (xv) (solely as to the information in the Prospectus under "Description of Capital Stock") of Exhibit A-1 and the penultimate paragraph of Exhibit A-2 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the U.S. Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and of the Selling Shareholders and certificates of public officials.

          (d) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (e) Selling Shareholders' Certificate. At Closing Time, the Representatives shall have received a certificate of each Selling Shareholder (which may be executed on behalf of each Selling Shareholder by the general partner or a duly authorized executive officer of such Selling Shareholder), dated as of Closing Time, to the effect that (i) the representations and warranties of such Selling Shareholder contained in
     Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (ii) such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Time; provided that such Selling Shareholder certificate may provide that such certificate shall be of no force or effect in the event that no Option Shares are purchased from the Selling Shareholders hereunder.

          (f) Accountant's Comfort Letters. At the time of the execution of this Agreement, the U.S. Representatives shall have received from KPMG Peat Marwick LLP a letter in the form of Exhibit C-1 hereto and from Coopers & Lybrand LLP a letter in the form of Exhibit C-2 hereto, dated such date, in form and substance reasonably satisfactory to the U.S. Representatives, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

          (g) Bring-down Comfort Letters. At Closing Time, the U.S. Representatives shall have received letters from KPMG Peat Marwick LLP and Coopers & Lybrand LLP, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
     (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (h) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (i) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (j) Lock-up Agreements. At the date of this Agreement, the U.S. Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule D hereto.


          (k) Purchase of Initial International Securities. Contemporaneously with the purchase by the U.S. Underwriters of the Initial U.S. Securities under this Agreement, the International Managers shall have purchased the Initial International Securities under the International Purchase Agreement.

          (l) Custody Agreement. At the date of this Agreement the U.S. Representatives shall have received copies of a Custody Agreement and Power of Attorney executed by each of the Selling Shareholders.

          (m) Conditions to Purchase of U.S. Option Securities. In the event that the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any Subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the U.S. Representatives shall have received:

               (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

               (ii) Selling Shareholder's Certificate. At the Date of Delivery, the U.S. Representatives shall have received a certificate of each Selling Shareholder (which may be executed on behalf of each Selling Shareholder by the general partner or a duly authorized executive officer of such Selling Shareholder), dated as of Date of Delivery, to the effect that (x) the representations and warranties of such Selling Shareholder contained in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of Date of Delivery and (y) such Selling Shareholder has complied with all agreements and satisfied all conditions on their part to be performed or satisfied under this Agreement at or prior to Date of Delivery.

               (iii) Opinion of Counsel for Company and the Selling Shareholders. The favorable opinion of (x) Dewitt Ross & Stevens, s.c., Counsel to the Company, relating to certain matters of Wisconsin law, (y) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, and (z) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Selling Shareholders in form and substance reasonably satisfactory to counsel for the U.S. Underwriters together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof with respect to opinions (x) and (y) and shall be to the effect set forth in Exhibit A-3 in the case of opinion (z).

               (iii) Opinion of Counsel for U.S. Underwriters. The favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

               (iv) Bring-down Comfort Letters. Letters from Coopers & Lybrand LLP and KPMG Peat Marwick LLP, in form and substance reasonably satisfactory to the U.S. Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the U.S. Representatives pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (n) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

     (o) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of U.S. Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several U.S. Underwriters to purchase the relevant Option Securities, may be terminated by the U.S. Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.

     (a) Indemnification of U.S. Underwriters by the Company. (1) The Company agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows to the extent set forth below:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in foreign jurisdictions in connection with the reservation and sale of the Reserved Securities and Direct Shares to eligible employees and persons having relationships with the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading;

         (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(1)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the indemnifying party; and

         (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(1)(ii)(A) hereof, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not (i) apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the U.S. Representatives or any International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the U.S. Prospectus or International Prospectus, as the case may be (or any amendment or supplement thereto) or (ii) inure to the benefit of any U.S. Underwriter from whom the person asserting any loss, liability, claim, damage or expense, purchased Securities, or any person controlling such U.S. Underwriter, if it shall be established that a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such U.S. Underwriter to such person, if required by law to have been so delivered, at or prior to the confirmation of the sale of such Securities to such person in any case where the Company complied with its obligations under Sections 3(a), 3(b) and 3(d), and if the Prospectus (as so amended or supplemented) would have cured any defect giving rise to such loss, liability, claim damage, or expense.

     (2) In addition to and without limitation of the Company to indemnify Smith Barney Inc. as an Underwriter, the Company agrees to indemnify and hold harmless the Independent Underwriter and each person, if any, who controls the Independent Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the U.S. Securities.

     (b) Indemnification of U.S. Underwriters by the Selling Shareholders. (1) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows to the extent set forth below:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in foreign jurisdictions in connection with the reservation and sale of the Reserved Securities and Direct Shares to eligible employees and persons having relationships with the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading;

          (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(b)(1)(ii)(A) hereof; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the indemnifying party; and

          (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(b)(1)(ii)(A) hereof, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not (i) apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the U.S. Representatives or any International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the U.S. Prospectus or International Prospectus, as the case may be (or any amendment or supplement thereto) or (ii) inure to the benefit of any U.S. Underwriter from whom the person asserting any loss, liability, claim, damage or expense, purchased Securities, or any person controlling such U.S. Underwriter, if it shall be established that a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such U.S. Underwriter to such person, if required by law to have been so delivered, at or prior to the confirmation of the sale of such Securities to such person in any case where the Company complied with its obligations under Sections 3(a), 3(b) and 3(d), and if the Prospectus (as so amended or supplemented) would have cured any defect giving rise to such loss, liability, claim damage, or expense; provided, however, further, that with respect to each Selling Shareholder, (x) the indemnification provision in this paragraph (b) shall only apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) including the Rule 430A information and the Rule 434 Information if applicable, or any or such preliminary prospectus or the U.S. Prospectus or International Prospectus, as the case may be (or any amendment or supplement thereto) and (y) each such Selling Shareholder's aggregate liability under this
Section 6 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount but before deducting expenses) received by such Selling Shareholder from the sale of Securities pursuant to this Agreement.

     (c) Indemnification of Company, Directors and Officers and Selling Shareholders. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a)and Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through the U.S. Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and Section 6(b) above or Sections 6(f) or 6(g), counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company or the indemnified Selling Shareholder, as appropriate. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any necessary local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, that, if indemnity is sought pursuant to Section 6(a)(2), Sections 6(f) or 6(g), then, in addition to the fees and expenses of such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any necessary local counsel) separate from its own counsel and that of the other indemnified parties for the Independent Underwriter in its capacity as a "qualified independent underwriter" and all persons, if any, who control the Independent Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of 1934 Act in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the Independent Underwriter, there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. Any such separate counsel for the Independent Underwriter and such control persons of the Independent Underwriter shall be designated in writing by the Independent Underwriter. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is responsible pursuant to the terms hereof, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(1)(iii) or Section 6(b)(1)(iii) or pursuant to Sections 6(f) or 6(g) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (f) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of certain eligible employees and other persons to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to an orally confirmed agreement to purchase.

     (g) Indemnification for Direct Shares. The Company agrees to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them in connection with the offer and sale by the Company of the Direct Shares.

     (h) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

     SECTION 7. Contribution. If, although applicable in accordance with its terms, the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand from the offering of the U.S. Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(1)(ii)(A) or Section 6(b)(1)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the U.S. Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the U.S. Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the U.S. Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the U.S. Securities as set forth on such cover.

     The relative fault of the Company and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(1)(ii)(A) or Section 6(b)(1)(ii)(A) hereof.

     The Company, the Selling Shareholders and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, (a) each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, (b) each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and (c) each person, if any, who controls any Selling Shareholder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Selling Shareholder. The U.S. Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

     Notwithstanding the provisions of this Section 7, no Selling Shareholder shall be required to contribute any amount in excess of the amount equal to the net proceeds (after deducting the underwriting discount but before deducting expenses) received by such Selling Shareholder from the sale of U.S. Option Securities pursuant to this Agreement.

     The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company or any Selling Shareholder, and shall survive delivery of the U.S. Option Securities to the U.S. Underwriters.

     SECTION 9. Termination of Agreement.

     (a) Termination; General. The U.S. Representatives may terminate this Agreement, by notice to the Company and the Attorneys-in-Fact on behalf of the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred a downgrading in the rating assigned to any of the Company's debt securities by any nationally recognized securities rating agency, or if such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, or
(iii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the U.S. Underwriters. If one or more of the U.S. Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date, each of the non-defaulting U.S. Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the U.S. Underwriters to purchase the U.S. Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the U.S. Underwriters to purchase and the Selling Shareholders to sell the relevant U.S. Option Securities, either (i) the U.S. Representatives or (ii) the Selling Shareholders shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this
Section 10.


     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of W. Gregg Smart, with a copy to Fried, Frank, Harris, Shriver & Jacobson, 1 New York Plaza, New York, New York 10004, attention of Valerie Ford Jacob, Esq.; notices to the Company shall be directed to it at Rayovac

Corporation, 601 Rayovac Drive, Madison, Wisconsin 53711, attention of James A. Broderick, Esq., with a copy to Louis A. Goodman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, MA 02108; notices to the Selling Shareholders shall be delivered to them at The Thomas H. Lee Company, 75 State Street, Suite 2600, Boston, MA 02109 with a copy to Louis A. Goodman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, MA 02108.

     SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the U.S. Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. AS USED HEREIN, THE TERM "BUSINESS DAY" MEANS ANY DAY ON WHICH THE NEW YORK STOCK EXCHANGE AND COMMERCIAL BANKS IN NEW YORK CITY ARE REGULARLY OPEN FOR BUSINESS.

     SECTION 14 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 15. Counterparts. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party hereto, all such counterparts taken together shall constitute one and the same agreement. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                                        Very truly yours,

                                        RAYOVAC CORPORATION

                                        By:
                                             ----------------------------
                                             Name:  David A. Jones
                                             Title: Chairman of the Board,
                                                    Chief Executive Officer
                                                    and President



                                        SELLING SHAREHOLDERS

                                        THOMAS H. LEE EQUITY
                                        FUND III, L.P.

                                        By: THL Equity Advisors III Limited
                                        Partnership, as General Partner

                                        By: THL Equity Trust III,
                                            as General Partner


                                        By:
                                             ----------------------------
                                             Name:
                                             Title:

                                        THOMAS H. LEE FOREIGN
                                        FUND III, L.P.

                                        By: THL Equity Advisors III Limited
                                            Partnership, as General Partner

                                        By: THL Equity Trust III,
                                            as General Partner

                                        By:
                                             ----------------------------
                                             Name:
                                             Title:

                                             THL-CCI Limited Partnership

                                             By:
                                             -----------------------------------
                                             Name: Warren C. Smith, Jr.
                                             as agent and attorney-in-fact
                                             under appointment of Power of
                                             Attorney dated ________, 1997 for
                                             THL-CCI Limited Partnership



CONFIRMED AND ACCEPTED,
as of the date first above
written:


MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED

BEAR, STEARNS & CO. INC.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

SMITH BARNEY INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED

By:  _______________________________________
             Authorized Signatory

For themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                             Number of Initial
Name of U.S. Underwriter                                     U.S. Securities
------------------------                                     ---------------

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.


          Total                                                 5,360,000

                                   SCHEDULE B

           Selling Shareholder                  Maximum Number of U.S.
                                            Option Securities to be Sold
                                            ----------------------------

THOMAS H. LEE EQUITY FUND III, L.P.         ----------------------------

THOMAS H. LEE FOREIGN FUND III, L.P.        ----------------------------

THL-CCI Limited Partnership                 ----------------------------


               Total                                  804,000

SCHEDULE C

Rayovac Corporation

________________ Shares of Common Stock

Par Value $0.01 Per Share)

     1. The initial public offering price per share for the Securities,
determined as provided in said Section 2, shall be $   .

     2. The purchase price per share for the U.S. Securities to be paid by the
several U.S. Underwriters shall be $   , being an amount equal to the initial
public offering price set forth above less $   per share; provided that the
purchase price per share for any U.S. Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities.

     SCHEDULE D

     List of Persons and Entities Subject to Lock-up

Thomas H. Lee Equity Fund III, L.P.
THL-CCI Limited Partnership
Thomas H. Lee Foreign Fund III, L.P.
Roger F. Warren
Trygve Lonnebotn
David A. Jones
James A. Broderick
Russell E. Lefevre
Raymond L. Balfour
Gary E. Wilson
Dale R. Tetzlaff
Kenneth V. Biller
Kent J. Hussey
Stephen P. Shanesy
Merrell M. Tomlin
Scott A. Schoen
Thomas R. Shepherd
Warren C. Smith

                                                                     EXHIBIT A-1

        FORM OF OPINION OF DEWITT ROSS & STEVENS, s.c., WISCONSIN COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)*


     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Wisconsin.

     (ii) The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

     (iii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under the U.S. Purchase Agreement and the International Purchase Agreement.

     (iv) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the New York Stock Exchange.

     (v) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (vi) The statements in the Prospectuses under the captions "Description of Capital Stock," to the extent that such statements constitute matters of law, summaries of legal matters or legal conclusions are correct in all material respects.

     (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the U.S. Purchase Agreement and the International Purchase Agreement); the shares of issued and outstanding capital stock have been and will have been at the Closing Time duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was or will have been at the Closing Time issued in violation of the preemptive or other similar rights of any securityholder of the Company.

--------

* Full Form of opinion, including qualifications to be attached prior to execution.

     (viii) The Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth in the U.S. Purchase Agreement and the International Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

     (ix) Each subsidiary incorporated or organized under the laws of the state of Wisconsin (a "Wisconsin Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Wisconsin, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (x) The information in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

     (xi) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company.

     (xii) To the best of our knowledge, neither the Company nor any Wisconsin Subsidiary is in violation of its charter or by-laws and no default by the Company or any Wisconsin Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed or incorporated by reference as an exhibit to the Registration Statement.

     (xiii) The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreements) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Wisconsin Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any Wisconsin Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Wisconsin Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Wisconsin Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Wisconsin Subsidiary or any of their respective properties, assets or operations.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     EXHIBIT A-2

                      FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)*


                                                     November [  ], 1997




MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Bear, Stearns  & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
         as U.S. Representatives of the several
         U.S. Underwriters to be named in the
         U.S. Purchase Agreement

Merrill Lynch International
Bear, Stearns International Limited
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
         as representatives of the several
         international managers to be named
         in the International Purchase Agreement
c/o Merrill Lynch & Co.
North Tower
World Financial Center
New York, New York  10281-1209

                           Re: Public Offering of 6,700,000 Shares of Common Stock of Rayovac Corporation
                                    -----------------------------------
Ladies and Gentlemen:

     We have acted as special counsel to Rayovac Corporation, a Wisconsin corporation (the "Company"), in connection with (i) the registration and sale by

--------
* Full Form of opinion, including qualifications to be attached prior to execution.

MERRILL LYNCH & CO.
Merrill Lynch International
November [  ], 1997
Page 2



the Company of 5,360,000 shares of the Company's Common Stock, par value $0.01 per share (the "U.S. Shares"), pursuant to the terms of the U.S. Purchase Agreement (the "U.S. Purchase Agreement"), dated November [ ], 1997, among the Company, the U.S. Underwriters named in Schedule A thereto (the "U.S. Underwriters") and the shareholders of the Company named in Schedule B thereto (the "Selling Shareholders") and (ii) the registration and sale by the Company of 1,340,000 shares of Common Stock (the "International Shares," and together with the U.S. Shares, the "Shares"), pursuant to the terms of the International Purchase Agreement (the "International Purchase Agreement"), dated November [ ], 1997, between the Company and the international managers named in Schedule A thereto (the "International Managers") and the Selling Shareholders.

     This opinion is being furnished pursuant to Section 5(b) of each of the U.S. Purchase Agreement and the International Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the U.S. Purchase Agreement.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement on Form S-1 (File No. 333-35181) relating to the Shares filed with the Securities and Exchange Commission (the "Commission") on September 8, 1997 under the Securities Act of 1933, as amended (the "Act"), Amendment No. 1 thereto, as filed with the Commission on October 31, 1997, [and Amendment No. 2 thereto, as filed with the Commission on November , 1997,] including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A of the General Rules and Regulations under the Act (the "Rules and Regulations") (such registration statement, as so amended, being hereinafter referred to as the "Registration Statement"); (ii) the final U.S. prospectus dated November [ ], 1997, relating to the U.S. Shares filed with the Commission on November [ ], 1997 pursuant to Rule 424(b) of the Rules and Regulations (the "U.S. Prospectus"); (iii) the final International Prospectus dated November [], 1997, relating to the International Shares filed with the Commission on November [ ], 1997, pursuant to Rule 424(b) of the Rules and Regulations (the "International Prospectus" and together with the U.S. Prospectus, the "Prospectuses"); (iv) executed copies of the U.S. Purchase Agreement and the International Purchase Agreement; (v) a specimen certificate representing the Common Stock (the "Specimen Certificate"); and (vi) the certificate of James A.

MERRILL LYNCH & CO.
Merrill Lynch International
November [  ], 1997
Page 3



Broderick, General Counsel to the Company, attached hereto as Exhibit A (the "Officer's Certificate"). We have also examined originals or copies, certified or otherwise identified to our satisfaction, of all such records of the Company and all such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

     In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. In making our examination of executed documents, we have assumed that the parties thereto (including the Company) had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to any facts material to the opinions expressed herein that were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company.

     For purposes of the opinions set forth below, with respect to any document which by its terms or otherwise is governed by the laws of any jurisdiction other than the United States of America or the State of New York, such opinions are based solely upon our understanding of the plain language of such document, and we express no opinion as to the interpretation of any such document or of any term or provision thereof under applicable governing law or as to the effect on the opinions expressed herein of any interpretation thereof inconsistent with such understanding. For purposes of our opinion set forth in paragraph 4, we have assumed that the certificates representing the shares referred to in such paragraph conform to the Specimen Certificate. Our opinion set forth in paragraph 5, is based solely upon the Officer's Certificate and our discussions with James A. Broderick, General Counsel of the Company; we have not performed any docket search in any jurisdiction, and have not done any other investigation of any kind.

MERRILL LYNCH & CO.
Merrill Lynch International
November [  ], 1997
Page 4



     The opinions expressed herein are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America to the extent specifically referred to herein.

     As used herein, (i) the term "Applicable Laws" means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the State of New York and of the United States of America that, in our experience, are normally applicable to transactions of the type contemplated by the U.S. Purchase Agreement, but without our having made any special investigation concerning the applicability of any other law, rule or regulation; provided, that such term does not include any federal or state securities or other antifraud laws or the rules and regulations of the National Association of Securities Dealers, Inc.; (ii) the term "Applicable Contracts" means those contracts and agreements listed on Annex A to the Officer's Certificate; and
(iii) the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any United States federal or New York executive, legislative, judicial, administrative or regulatory body (a "Governmental Entity"), pursuant to Applicable Laws.

     Based upon and subject to the foregoing and to the other qualifications and limitations set forth herein, we are of the opinion that:

     1. All of the issued and outstanding capital stock of ROV Holding, Inc. has been duly authorized and validly issued and is fully paid and nonassessable. None of the outstanding shares of capital stock of ROV Holding, Inc. was issued in violation of the preemptive rights of any security holder of ROV Holding, Inc. arising under the Certificate of Incorporation or By-laws of ROV Holding, Inc. or any other similar rights arising under any Applicable Contract.

     2. To our knowledge, based solely on our examination of the stock record book of ROV Holding, Inc., the issued and outstanding capital stock of ROV Holding, Inc. is owned of record by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity arising under any Applicable Contract, except for the pledge of the capital stock of ROV Holding, Inc. by the Company pursuant to a Company Pledge Agreement dated as of September 12, 1996 between the Company and Bank of America National Trust and Savings Association in its capacity as administrative agent for the lenders referred to therein.

MERRILL LYNCH & CO.
Merrill Lynch International
November [  ], 1997
Page 5



     3. The Registration Statement, as of its effective date, and the Prospectuses, as of their date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, except that, in each case, we express no opinion as to the financial statements, schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement, and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement except to the extent indicated in paragraph 6 below.

     4. The Specimen Certificate complies in all material respects with any requirements of the New York Stock Exchange applicable to companies whose securities are listed thereon.

     5. To our knowledge, except as set forth in the Registration Statement or the Prospectuses, there are no legal, regulatory or governmental proceedings pending in any New York State or federal court to which the Company or any subsidiary of the Company listed on Exhibit 21 to the Registration Statement (each, a "Subsidiary") is a party, or to which the property of the Company or any Subsidiary is subject, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the transactions contemplated by the U.S. Purchase Agreement or the International Purchase Agreement or the performance by the Company of its obligations thereunder.

     6. The statements in the Prospectuses under the captions "Description of Capital Stock," "Description of Certain Indebtedness," "Shares Eligible for Future Sale," "Underwriting" and "Certain Federal Income Tax Considerations," to the extent that such statements constitute matters of law, summaries of legal matters or legal conclusions, are correct in all material respects.

     7. No Governmental Approval is required under Applicable Laws in connection with the consummation by the Company of the transactions contemplated by the U.S. Purchase Agreement or the International Purchase Agreement except that we do not express any opinion as to any consent or authorization which may have become applicable to the Company as a result of the involvement of the U.S.

MERRILL LYNCH & CO.
Merrill Lynch International
November [  ], 1997
Page 6




Underwriters or of the International Managers in the transactions contemplated by the U.S. Purchase Agreement or the International Purchase Agreement, because of their legal or regulatory status or because of any other facts specifically pertaining to them.

     8. Neither the execution and delivery of the U.S. Purchase Agreement or the International Purchase Agreement nor the consummation of the transactions contemplated therein will contravene any Applicable Laws.

     9. To our knowledge, based solely upon a review of the Applicable Contracts, there are no Applicable Contracts of a character required to be filed as exhibits to the Registration Statement which are not filed as required.

     10. The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the consummation of the transactions contemplated thereby and the use of the proceeds from the sale of the Shares as described in the Prospectuses under the caption "Use of Proceeds" do not and will not, either by itself or the giving of notice or the lapse of time or both, conflict with or constitute a breach of or a default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreements) under any Applicable Contract or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any Applicable Contract to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject or any Applicable Law or Governmental Approval of any Governmental Entity having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations, except in any such case for any such conflicts, breaches, or defaults which would not have a Material Adverse Effect.

     11. Except as disclosed in the Registration Statement, to our knowledge, there are no persons with registration rights or other similar rights under any Applicable Contract to have any shares of Common Stock registered pursuant to the Registration Statement or otherwise registered by the Company pursuant to the 1933 Act.

MERRILL LYNCH & CO.
Merrill Lynch International
November [  ], 1997
Page 7



     12. The Company is not subject to registration as an investment company under the Investment Company Act of 1940, as amended.

     We have been orally advised by the Commission that the Registration Statement was declared effective under the Act at [ ], Washington, D.C. time, on November [ ], 1997; the required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and you and your counsel, at which the contents of the Registration Statement, the Prospectuses and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses, as of their dates and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to the financial statements, schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement.

     This opinion is furnished to you solely for your benefit in connection with the closings under the U.S. Purchase Agreement and the International Purchase Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our prior express written permission.

                                                  Very truly yours,

                                                                     EXHIBIT A-3

                         FORM OF OPINION OF COUNSEL OF
                              SELLING SHAREHOLDERS
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)*


                                                     November __, 1997


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
Bear, Stearns & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
    as U.S. Representatives of the several
    U.S. Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

MERRILL LYNCH INTERNATIONAL
Bear, Stearns International Limited
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
    as Lead Managers for the several International Managers
c/o Merrill Lynch International
25 Ropemaker Place
London EC2Y 9LY
England

                           Re:      Overallotment Option in Connection
                                    With Public Offering of Shares of
                                    Common Stock of Rayovac Corporation
                                    -----------------------------------

Ladies and Gentlemen:


                  We have acted as special counsel to Thomas H. Lee Equity Fund III, L.P., THL-CCI Limited Partnership, Thomas H. Lee Foreign Fund III, L.P., (each a "Selling Shareholder" and together the "Selling Shareholders") in connection with the execution and delivery by the Selling Shareholders of (i) the U.S. Purchase Agreement dated as of November __, 1997 (the "U.S. Purchase Agreement") among

--------
* Full Form of opinion, including qualifications to be attached prior to execution.

MERRILL LYNCH & CO.
MERRILL LYNCH INTERNATIONAL
November __, 1997
Page 2


Rayovac Corporation, a Wisconsin corporation (the "Company"), the Selling Shareholders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Bear Stearns & Co., Inc., and Smith Barney Inc. as representatives (the "U.S. Representatives") of the U.S. Underwriters listed in Schedule A thereto and (ii) the International Purchase Agreement dated as of November __, 1997 (the "International Purchase Agreement") among the Company, the Selling Shareholders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Bear Stearns International Limited, and Smith Barney Inc. as lead managers (the "Lead Managers") on behalf of the International Managers listed in Schedule A thereto, and the sale by the Selling Shareholders to the U.S. Underwriters (as defined in the U.S. Purchase Agreement) and the International Managers (as defined in the International Purchase Agreement) of an aggregate of 1,005,000 shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") pursuant to the exercise by the U.S. Underwriters and the International Managers of the options granted by the Selling Shareholders, acting severally and not jointly, to (i) the U.S. Underwriters, acting severally and not jointly, to purchase all or any part of 804,000 additional shares of Common Stock (the "U.S. Option Securities") and (ii) the International Managers, acting severally and not jointly, to purchase all or any part of 201,000 additional shares of Common Stock (the "International Option Securities," and together with the U.S. Option Securities, the "Option Shares") to cover over allotments, if any, described in
Section 2(b) of each of the U.S. Purchase Agreement and the International Purchase Agreement. This opinion is delivered to you pursuant to Section 5(b) of each of the U.S. Purchase Agreement and the International Purchase Agreement. Capitalized terms used herein but not otherwise defined herein shall have the same meaning ascribed to them in the U.S. Purchase Agreement.

     In connection with this opinion, we have examined or are familiar with originals or copies, certified or otherwise identified to our satisfaction, of
(i) the U.S. Purchase Agreement; (ii) the International Purchase Agreement;
(iii) the Irrevocable Power of Attorney and Custody Agreement dated as of November ___, 1997 among each Selling Shareholder and ________________________, each acting as Attorney-in-Fact (each, an "Attorney-in-Fact" and together, the

MERRILL LYNCH & CO.
MERRILL LYNCH INTERNATIONAL
November __, 1997
Page 3


"Attorneys-in-Fact"), and [Firstar Trust Bank], as Custodian (the "Custodian") (the "Custody Agreement" and together with the U.S. Purchase Agreement and the International Purchase Agreement, the "Transaction Documents"), (iv) the Limited Partnership Agreement of Thomas H. Lee Foreign Fund III, L.P. (the "Foreign Fund"), dated as of February 6, 1996, by and among THL Equity Advisors III Limited Partnership, a Massachusetts limited partnership ("Advisors"), and the limited partners listed on Exhibit A thereto; (v) the Second Amended and Restated Limited Partnership Agreement of Thomas H. Lee Equity Fund III, L.P. (the "Equity Fund" and together with the Foreign Fund, the "Funds"), dated as of December 22, 1995, by and among Advisors and the limited partners listed on Exhibit A thereto; (vi) the Thirteenth Amended and Restated Agreement of Limited Partnership of THL-CCI Limited Partnership ("CCI", and together with the Funds, the "Partnerships"), dated as of January 17, 1997, by and among THL Investment Management Corp. and the persons and entities admitted as limited partners;
(vii) the Certificate of Limited Partnership of the Foreign Fund, dated as of January 23, 1996; (viii) the Certificate of Limited Partnership of the Equity Fund, dated as of February 14, 1995; (ix) the Certificate of Limited Partnership of CCI, dated as of July 10, 1992, as amended November 30, 1993 and March 13, 1996; (x) the First Amended and Restated Agreement of Limited Partnership of Advisors, dated as of August 15, 1995 by and among THL Equity Trust III, a Massachusetts business trust ("Equity Trust"), and the limited partners signatories thereto; (xi) the Certificate of Limited Partnership of Advisors, dated as of February 16, 1995; (xii) the Declaration of Trust of Equity Trust, made as of February 14, 1995, by and between Thomas H. Lee, as grantor, and the trustees signatories thereto; (xiii) the Consent of Trustees of Equity Trust, dated as of January 17, 1997; (xiv) the Articles of Organization and By-laws of THL Investment Management Corp., each as in effect as of the date hereof; (xv) the Consent of Sole Director of THL Investment Management Corp., dated as of January 17, 1997; (xvi) the Certificate of Advisors, as general partner of the Equity Fund, dated as of January 17, 1997; (xvii) the Certificate of Advisors, as general partner of the Foreign Fund, dated as of November __, 1997; (xviii) the Certificate of Equity Trust, as general partner of Advisors, dated as of November __, 1997; (xix) the Officer's Certificate of THL Investment Management Corp., as general partner of CCI, dated as of November __, 1997; (xx) the Officer's Certificate of THL Investment Management Corp., dated as of November __, 1997; (xxi) the Certificate of Equity Trust, dated as of November __, 1997 and (xxii) certificates representing the Option Shares. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of each of the Partnerships and others and such agreements, certificates of public officials, certificates of officers or other representatives of each of the Partnerships and others and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

MERRILL LYNCH & CO.
MERRILL LYNCH INTERNATIONAL
November __, 1997
Page 4

     In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to any facts material to the opinions set forth herein which we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of each of the Partnerships and others.

     As used herein, (i) the term "Applicable Laws" means the General Corporation Law and Revised Uniform Limited Partnership Act of the State of Delaware, the Business Corporation Law and the Uniform Limited Partnership Act of the Commonwealth of Massachusetts and those laws, rules and regulations of the State of New York and of the United States of America that, in our experience, are normally applicable to transaction of the type contemplated by the Transaction Documents, but without our having made any special investigation concerning the applicability of any other law, rule or regulation; provided, that such term does not include any federal or state securities or other antifraud laws or the rules and regulations of the National Association of Securities Dealers, Inc.; (ii) the term "Applicable Contracts" means those contracts and agreements listed on Annex A hereto; and (iii) the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any United States Federal or Delaware, Massachusetts or New York executive, legislative, judicial, administrative or regulatory body (a "Governmental Entity"), pursuant to Applicable Laws.

MERRILL LYNCH & CO.
MERRILL LYNCH INTERNATIONAL
November __, 1997
Page 5



     The opinions expressed herein are limited to (i) the General Corporation Law and the Revised Uniform Limited Partnership Act of the State of Delaware;
(ii) the Business Corporation Law and the Uniform Limited Partnership Act of the Commonwealth of Massachusetts; (iii) the laws of the State of New York; and (iv) the federal laws of the United States of America to the extent specifically referred to herein.

     Based upon and subject to the foregoing, and to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

     1. No Governmental Approval is required under Applicable Laws in connection with the offer, sale or delivery of the Option Shares by the Selling Shareholders under the U.S. Purchase Agreement and the International Purchase Agreement or the performance by each of the Selling Shareholders of its obligations under any of the Transaction Documents; provided, that we express no opinion as to any Governmental Approval which may be required under state securities laws or that may have become applicable to any Selling Shareholder as a result of your involvement in the U.S. Purchase Agreement or the International Purchase Agreement because of your legal or regulatory status or because of any other facts specifically pertaining to you.

     2. Each of the Custody Agreement, the U.S. Purchase Agreement and the International Purchase Agreement has been duly executed and delivered by each Selling Shareholder.

     3. The Attorney-in-Fact has been duly authorized by each Selling Shareholder to deliver and sell the U.S. Option Securities and the International Option Securities on behalf of each Selling Shareholder in accordance with the terms of each of the U.S. Purchase Agreement and the International Purchase Agreement.

MERRILL LYNCH & CO.
MERRILL LYNCH INTERNATIONAL
November __, 1997
Page 6


     4. The execution, delivery and performance of each of the Transaction Documents and the sale and delivery of the U.S. Option Securities and the International Option Securities and the consummation of the transactions contemplated in each of the U.S. Purchase Agreement and the International Purchase Agreement and compliance by each Selling Shareholder with its obligations under each of the U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized by all necessary partnership action on the part of each Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under any Applicable Law or Governmental Approval of any Governmental Entity having jurisdiction over any Selling Shareholder or any of their properties (except for such conflicts, breaches or defaults or liens, charges or encumbrances which would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of any Selling Shareholder, whether or not arising in the ordinary course of business) nor will such action result in any violation of the provisions of the partnership agreements of any of the Selling Shareholders.

     5. To our knowledge, each Selling Shareholder has the power and authority as a limited partnership to sell, transfer and deliver the U.S. Option Securities and the International Option Securities pursuant to each of the U.S. Purchase Agreement and the International Purchase Agreement. Assuming that neither any U.S. Representatives nor any U.S. Underwriter has notice of adverse claims with respect to the certificates identified on Schedule A as representing the U.S. Option Securities, then upon physical delivery to Merrill Lynch & Co. as designee of the U.S. Representatives in the State of New York of such certificates indorsed to the U.S. Representatives or indorsed in blank, the U.S. Representatives will acquire such certificates (and the shares of Common Stock represented thereby) free of any adverse claims within the meaning of the Uniform Commercial Code in effect in the State of New York. Assuming that neither any Lead Manager nor any International Manager has notice of adverse claims with respect to the certificates identified on Schedule A as representing the International Option Securities, then upon physical delivery to Merrill Lynch & Co. as designee of the Lead Managers in the State of New York of such certificates indorsed to the Lead Managers or indorsed in blank, the Lead Managers will acquire such certificates (and the shares of Common Stock represented thereby) free of any adverse claims within the meaning of the Uniform Commercial Code in effect in the State of New York.

MERRILL LYNCH & CO.
MERRILL LYNCH INTERNATIONAL
November __, 1997
Page 7


     This opinion is furnished to you solely for your benefit in connection with the closings under the U.S. Purchase Agreement and the International Purchase Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our prior express written permission.

                                                  Very truly yours,




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                                                                       EXHIBIT B

         _________________, 1997



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
as U.S. Representatives of the several
U.S. Underwriters to be named in the
within-mentioned U.S. Purchase Agreement
c/o  Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

         Re:      Proposed Public Offering by Rayovac Corporation

Dear Sirs:

         The undersigned, a stockholder [and an [officer] or [director]] of Rayovac Corporation, a Wisconsin corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Bear, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc. propose to enter into a U.S. Purchase Agreement (the "U.S. Purchase Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $0.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the U.S. Purchase Agreement that, during a period of 180 days from the date of the U.S. Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration
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statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

         Notwithstanding the foregoing, the undersigned may transfer any or all of its shares of Company Common Stock (i) by gift, will or intestacy, (ii) to its affiliates, as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended, or (iii) in the event the undersigned is an individual, to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that in any such case it shall be a condition to any such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the shares subject to the provisions of this letter agreement and there shall be no further transfer of such shares except in accordance with the provisions of this letter agreement.


                                           Very truly yours,



                                           Signature:

                                           Print Name:



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                                   EXHIBIT C-1

                            FORM OF COMFORT LETTER OF
                 KPMG PEAT MARWICK LLP PURSUANT TO SECTION 5(f)

         (i) We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

         (ii) In our opinion, the audited financial statements and the related financial statement schedules included in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (iii) On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the periods ______________ and________________ included in the Registration Statement and the Prospectuses (collectively, the "Quarterly Financials"), a reading of the minutes of all meetings of the stockholders and directors of the Company and its Subsidiaries and the committees of the Company's Board of Directors and any subsidiary committees since October 1, 1997, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the Quarterly Financials and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

          (A) the Quarterly Financials included in the Registration Statement and the Prospectuses do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or any material modifications should be made to the unaudited consolidated financial statements included in the Registration Statement and the Prospectuses for them to be in conformity with generally accepted accounting principles;

          (B) at a specified date not more than five days prior to the date of this Agreement, there was any change in the common stock of the Company and its subsidiaries or any decrease in the working capital, total assets, total current assets or stockholder's equity of the Company and its subsidiaries or any increase in the long-term debt or total liabilities of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

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          (C) for the period from September 30, 1997 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in net sales, gross profit, income from operations before non-recurring charges, income (loss) from operations, interest expense, net income in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur.

         (iv) Based upon the procedures set forth in clause (iii) above and a reading of the Selected Financial Data included in the Registration Statement and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the Selected Financial Data included in the Registration Statement do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles.

         (v) We have compared the information in the Registration Statement under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein. nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K.

         (vi) We are unable to and do not express any opinion on the Pro Forma Financial Information included in the Registration Statement or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Financial Information. However, for purposes of this letter we have:

          (A) read the Pro Forma Financial Information;

          (B) performed an audit of the financial statements to which the pro forma adjustments were applied;

          (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Financial Information complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

          (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Financial Information; and

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on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Financial Information included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

         (vii) In addition to the procedures referred to in clause (iii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.



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                                   EXHIBIT C-2

                            FORM OF COMFORT LETTER OF
                 COOPERS & LYBRAND LLP PURSUANT TO SECTION 5(f)

         (i) We are independent public accountants with respect to the Company and its predecessors within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

         (ii) In our opinion, the audited financial statements and the related financial statement schedules of Rayovac Corporation for the Transition Period ended September 30, 1996, for the fiscal years ended June 30, 1996, 1995 and 1994 included in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (iii) In addition, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.


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